UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 16, 2012

PSS WORLD MEDICAL, INC.

(Exact name of Registrant as specified in its charter)

Commission File Number: 0-23832

Florida	59-2280364
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification Number)

4345 Southpoint Blvd. Jacksonville, Florida	32216
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code (904) 332-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a) The 2012 Annual Meeting of Shareholders of PSS World Medical, Inc. (the “Company”) was held on August 16, 2012.

(b) Set forth below are the voting results for each of the matters submitted to a vote of the Company’s shareholders:

Proposal 1 – Election of Directors

The Board of Director’s nominees for directors as listed in the Proxy Statement were each elected to serve a three-year term expiring at the 2015 Annual Meeting of Shareholders, based upon the following votes:

	For	Against	Abstain	Broker Non-Votes

Jeffrey C. Crowe	41,873,866	343,757	6,087	4,005,389

A. Hugh Greene	41,989,269	228,403	6,038	4,005,389

Steven T. Halverson	41,955,329	262,343	6,038	4,005,389

Proposal 2 – Ratification of the Company’s Independent Registered Public Accounting Firm

The selection of KPMG LLP as the Company’s independent registered public accounting firm for the 2013 fiscal year was ratified, based upon the following votes:

For	Against	Abstain	Broker Non-Votes

44,725,614	1,498,637	4,848	0

Proposal 3 – Advisory Vote on Executive Compensation

An advisory vote for the approval of the compensation of the Company’s named executive officers as disclosed in the Proxy Statement was approved, based upon the following votes:

For	Against	Abstain	Broker Non-Votes

41,843,486	252,278	127,946	4,005,389

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 17, 2012

PSS WORLD MEDICAL, INC.

By:	/s/ Joshua H. DeRienzis
	Name:	Joshua H. DeRienzis
	Title:	General Counsel and Corporate Secretary